Organization (10-K) (10-K Filling [Member])	12 Months Ended
Dec. 31, 2010
10-K Filling [Member]
Reporting Period For Combined Statements [Line Items]
Organization

NOTE 1: Organization

Independence Realty Trust, Inc., formerly Empire American Realty Trust, Inc., was formed on March 26, 2009 as a Maryland corporation that intends to qualify and elect to be taxed as a real estate investment trust, or REIT, beginning with the taxable year ending December 31, 2011. References to "we", "us", and "our" refer to Independence Realty Trust, Inc. and its subsidiary, unless the context requires otherwise. We intend to offer a minimum of $2,500,000 in shares and a maximum of $1,000,000,000 in shares of common stock for sale to the public at a price of $10 per share (exclusive of the 10,000,000 shares available pursuant to our distribution reinvestment program and a maximum of 1,000,000 shares reserved for issuance under our Employee and Director Incentive Restricted Share Plan), which we refer to as our offering.

We sold 20,000 common shares to Independence Realty Advisors, LLC, formerly Empire American Advisors, LLC, or our advisor, on April 30, 2009, for $10 per share. We invested the proceeds from this sale in the partnership units of Independence Realty Operating Partnership, LP, formerly Empire American Operating Partnership, L.P., or our operating partnership, and as a result, we hold a 99.01% interest in our operating partnership. Our operating partnership is our sole subsidiary. Our advisor contributed $2,000 to our operating partnership in exchange for 200 limited partner units in our operating partnership. On January 20, 2011, our Advisor transferred all of its interests in our operating partnership to RAIT NTR Holdings, LLC, formerly Empire American ALP, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS), our sponsor. On January 20, 2011, our Advisor and other affiliated entities were acquired by RAIT Financial Trust for approximately $2.3 million. The holders of the limited partnership units have the right to redeem these units for cash equal to the value of an equivalent number of our common shares, or at our option, we may purchase such units for cash or by issuing an equal number of our common shares, as permitted by the limited partnership agreement of our operating partnership. We have not commenced operations, and therefore, we are in the development stage.

Subject to certain restrictions and limitations, we are externally managed by our advisor pursuant to an advisory agreement. We intend to use substantially all of the net proceeds from our offering to acquire a diversified portfolio of real estate. Independence Realty Management, LLC, formerly Empire American Management, LLC, or our property manager, will provide property management services to our multifamily portfolio under the terms of a management agreement, including services in connection with the rental, leasing, operation and management of our properties.

We have retained Independence Realty Securities, LLC, formerly Empire American Realty, LLC, or our dealer manager, to serve as the dealer manager of our offering. Our dealer manager is responsible for marketing our common shares being offered pursuant to our offering. Our advisor and our dealer manager are indirectly owned and controlled by our sponsor and are our affiliates. Our advisor and our dealer manager, each of which is considered to be a related party, will receive compensation and fees for services related to our offering and for the investment and management of our assets. The compensation levels during our offering, acquisition and operational stages are based on percentages of offering proceeds, the cost of properties acquired and the annual revenue earned from such properties, respectively.

As of December 31, 2010, neither we nor our operating partnership had acquired or contracted to make any investments.